UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23494

T. Rowe Price Exchange-Traded Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher

100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

ANNUAL REPORT
December 31, 2023
T. ROWE PRICE
TSPA	U.S. Equity Research ETF
For more insights from T. Rowe Price investment professionals, go to troweprice.com.

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T. ROWE PRICE U.S. EQUITY RESEARCH ETF

HIGHLIGHTS
■	The U.S. Equity Research ETF outperformed the S&P 500 Index (based on net asset value and market price) during the 12-month period ended December 31, 2023.
■	Stock selection in eight of 11 sectors contributed to relative returns during the reporting period.
■	Information technology, financials, health care, and consumer discretionary were the fund’s largest sector allocations in absolute terms.
■	There is a broad range of potential outcomes for the market moving forward, and while it’s not entirely clear what the path will be, we believe the fund can help cushion against this uncertainty as it has done in the past in a variety of market environments.
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T. ROWE PRICE U.S. EQUITY RESEARCH ETF

Market Commentary
Dear Shareholder
Global stock and bond indexes were broadly positive during 2023 as most economies managed to avoid the recession that was widely predicted at the start of the year. Technology companies benefited from investor enthusiasm for artificial intelligence developments and led the equity rally, while fixed income benchmarks rebounded late in the year amid falling interest rates.
For the 12-month period, the technology-oriented Nasdaq Composite Index rose about 43%, reaching a record high and producing the strongest result of the major benchmarks. Growth stocks outperformed value shares, and developed market stocks generally outpaced their emerging markets counterparts. Currency movements were mixed over the period, although a weaker dollar versus major European currencies was beneficial for U.S. investors in European securities.
Within the S& P 500 Index, which finished the year just short of the record level it reached in early 2022, the information technology, communication services, and consumer discretionary sectors were all lifted by the tech rally and recorded significant gains. A small group of tech-oriented mega-cap companies helped drive much of the market’s advance. Conversely, the defensive utilities sector had the weakest returns in the growth-focused environment, and the energy sector also lost ground amid declining oil prices. The financials sector bounced back from the failure of three large regional banks in the spring and was one of the top-performing segments in the second half of the year.
The U.S. economy was the strongest among the major markets during the period, with gross domestic product growth coming in at 4.9% in the third quarter, the highest since the end of 2021. Corporate fundamentals were also broadly supportive. Year-over-year earnings growth contracted in the first and second quarters of 2023, but results were better than expected, and earnings growth turned positive again in the third quarter. Markets remained resilient despite a debt ceiling standoff in the U.S., the outbreak of war in the Middle East, the continuing conflict between Russia and Ukraine, and a sluggish economic recovery in China.
Inflation remained a concern, but investors were encouraged by the slowing pace of price increases as well as the possibility that the Federal Reserve was nearing the end of its rate-hiking cycle. The Fed held rates steady after raising its short-term lending benchmark rate to a target range of 5.25% to 5.50% in July,

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

the highest level since March 2001, and at its final meeting of the year in December, the central bank indicated that there could be three 25-basis-point rate cuts in 2024.
The yield of the benchmark 10-year U.S. Treasury note briefly reached 5.00% in October for the first time since late 2007 before falling back to 3.88% by period-end, the same level where it started the year, amid cooler-than-expected inflation readings and less-hawkish Fed rhetoric. Fixed income benchmarks were lifted late in the year by falling yields. Investment-grade and high yield corporate bonds produced solid returns, supported by the higher coupons that have become available over the past year, as well as increasing hopes that the economy might be able to avoid a recession.
Global economies and markets showed surprising resilience in 2023, but considerable uncertainty remains as we look ahead. Geopolitical events, the path of monetary policy, and the impact of the Fed’s rate hikes on the economy all raise the potential for additional volatility. We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to help identify securities that can add value to your portfolio over the long term.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
CEO and President

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

Management’s Discussion of Fund Performance
INVESTMENT OBJECTIVE
The fund seeks to provide long-term capital growth.
FUND COMMENTARY
How did the fund perform in the past 12 months?
The U.S. Equity Research ETF returned 29.77% (based on net asset value) and 29.94% (at market price) for the 12 months ended December 31, 2023. The fund outperformed its benchmark, the S&P 500 Index, and its Lipper peer group. (Past performance cannot guarantee future results.)
What factors influenced the fund’s performance?
The fund’s objective is to outperform the S&P 500 by investing in our research analysts’ highest-conviction stocks while keeping sector and industry allocations close to their weightings in the index. Stock selection in eight of 11 sectors contributed to relative performance during the period. Overall, the information technology, industrials and business services, and health care sectors contributed to relative returns, while the consumer discretionary and energy sectors detracted on a relative basis.
PERFORMANCE COMPARISON
	Total Return
Periods Ended 12/31/23	6 Months	12 Months
U.S. Equity Research ETF (Based on Net Asset Value)	9.20%	29.77%
U.S. Equity Research ETF (At Market Price)*	9.18	29.94
S&P 500 Index	8.04	26.29
Lipper Large-Cap Core Funds Index	8.67	24.65
*Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

The information technology sector was the largest contributor to the fund’s relative performance versus the S&P 500 Index due to stock selection. An overweight position in NVIDIA, a semiconductor company that designs graphics processing units (GPUs) used in gaming and professional graphics, was beneficial as investors rewarded the company’s product suite for its potential to facilitate growth in the popular artificial intelligence (AI) space. We think NVIDIA is a high-quality company solidifying a leadership position in its industry as the role of GPUs continues to gain importance amid several powerful vectors for growth: AI, supercomputing, gaming, and autonomous driving.  (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)
An overweight position in global customer relationship management platform Salesforce helped relative returns. Shares advanced after the company announced significant cost-cutting actions, reported a string of good quarterly earnings releases, and increased its full-year revenue and operating margin guidance.
An overweight position in industrial conglomerate GE aided relative results in the industrials and business services sector. Shares traded higher after the company spun off its health care business into a separate company at the beginning of the year. The stock also advanced following strong back-to-back quarterly results and an increase to the low end of the company’s full-year profit outlook. We are optimistic about the company’s efforts to strengthen its balance sheet and deploy capital to enhance shareholder value. We also think the company will benefit from a strong multiyear recovery in its aviation business. A nonindex position in national less-than-truckload (LTL) carrier Saia added value. (Less-than-truckload (LTL) is a shipping service for relatively small loads that don't require a full truckload trailer.) Shares advanced after the company reported better-than-expected first- and second-quarter results amid a choppy freight environment as the company benefited from inflationary pricing power. Shares also appreciated following signs that a fellow LTL carrier could be headed for bankruptcy, which could free up market share for Saia. We think that Saia operates in an attractive industry that is structured to capture inflation plus pricing power due to rational participants, flat supply amid modest volume growth, and secular cost inflation.
Within the health care sector, an overweight position in pharmaceutical company Eli Lilly contributed to relative results. During the period, positive results from a number of drugs in the company’s pipeline drove shares higher. Shares were also boosted after management increased the company’s 2023 revenue guidance and earnings outlook. We believe the company has several late-stage assets with high probabilities of success that will benefit its visibility and revenue over the next 12 to 18 months.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

Conversely, stock selection in the consumer discretionary sector detracted from relative returns, led by our average underweight position in electric carmaker Tesla. Shares rose early in the year after the company announced better-than-expected fourth-quarter revenue and earnings and an optimistic outlook for 2023 production and sales. Shares also appreciated on investor enthusiasm toward the potential of AI to enhance the company’s full self-driving capabilities. We are underweight as we believe there may be an oversupply of Tesla vehicles relative to the demand over the next 12 months as affordability has greatly deteriorated in the U.S. due to trade-in values and higher rates while prices have increased.
An overweight position in oil field services company Halliburton weighed on relative results in energy. Although the company reported better-than-expected fourth-quarter earnings and revenue and increased its quarterly dividend, shares declined along with the overall market early in the year and underperformed the broader energy sector. Later in the year, the stock was pressured in part by a drop in crude oil prices as well as lower-than-expected third-quarter revenue, driven by weakness in North America. We like the company for its leading position in pressure pumping.
How is the fund positioned?
Similar to the S&P 500 Index, information technology, financials, health care, and consumer discretionary were the fund’s largest sector positions in absolute terms and represented more than 60% of the fund’s net assets at the end of the period.
Wireless carrier T-Mobile US, enterprise software-as-a-service provider Salesforce, and pharmaceutical company Eli Lilly represented the fund’s largest overweight stocks versus the benchmark. In our view, T-Mobile has the potential to become the best wireless network in the U.S. as it realizes synergies from its 2020 Sprint merger, increases its exposure to suburban and rural areas as well as the enterprise wireless market segment, and further expands its 5G network leadership. We believe that Salesforce offers a highly recurring subscription business model that is well positioned to benefit from secular tailwinds as enterprises migrate to the cloud. We see the potential for strong free cash flow growth over the next several years given its advantaged positioning and long runway for margin expansion. We believe Eli Lilly has a number of underappreciated late-stage development programs with high probabilities of success that will gain increased visibility and revenue upgrades over the next 12 to 18 months. We also think Eli Lilly’s higher-risk Alzheimer’s program remains an attractive option at current valuations.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

Notable additions to the portfolio during the period included leading global transportation-as-a-service provider Uber Technologies, leading-edge processor manufacturer Intel, and connector and sensor business TE Connectivity.
What is portfolio management’s outlook?
There is a broad range of potential outcomes for the market moving forward, and it’s not entirely clear what the path will be. However, we believe the fund can help cushion against this uncertainty as it has done in the past in a variety of market environments. Some of our analysts cover sectors that are more growth oriented, while others focus on those that are more value oriented. The diversifying effect of our contributing analysts, along with applying rules-based construction principles, leads the portfolio to be broadly sector-, industry-, and
SECTOR DIVERSIFICATION
	Percent of Net Assets
	6/30/23	12/31/23
Information Technology	28.1%	28.9%
Financials	13.2	13.6
Health Care	14.2	13.3
Consumer Discretionary	10.6	10.7
Communication Services	8.4	8.6
Industrials and Business Services	7.5	7.7
Consumer Staples	6.7	6.0
Energy	4.0	3.9
Real Estate	2.1	2.3
Utilities	2.6	2.3
Materials	2.2	2.2
Other and Reserves	0.4	0.5
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

style-neutral. By tightly controlling risk relative to the benchmark and isolating stock selection skill, we believe it’s possible to shield against large, unpredictable swings in the market.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

RISKS OF STOCK INVESTING
As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.
BENCHMARK INFORMATION
Note: Portions of the mutual fund information contained in this report was supplied by Lipper, a Refinitiv Company, subject to the following: Copyright 2024 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Note: The S& P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”) and has been licensed for use by T. Rowe Price. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); T. Rowe Price is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
Percent of Net Assets
12/31/23
Microsoft	7.2%
Apple	6.8
Alphabet	3.9
Amazon.com	3.6
NVIDIA	3.4
Meta Platforms	2.0
Tesla	1.7
Eli Lilly and Co	1.6
Broadcom	1.4
JPMorgan Chase	1.3
UnitedHealth Group	1.3
Berkshire Hathaway	1.2
Visa	1.2
ExxonMobil	1.1
Salesforce	1.1
Accenture	0.9
Home Depot	0.9
MasterCard	0.9
Procter & Gamble	0.9
T-Mobile US	0.9
Adobe	0.8
Johnson & Johnson	0.8
Linde	0.8
Costco Wholesale	0.7
GE	0.7
Total	47.1%
Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
U.S. Equity Research ETF
Note: See the Average Annual Compound Total Return table.
*Since 6/30/21.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

AVERAGE ANNUAL COMPOUND TOTAL RETURN
Periods Ended 12/31/23	One Year	Since Inception 6/8/21
U.S. Equity Research ETF (Based on Net Asset Value)	29.77%	7.31%
U.S. Equity Research ETF (At Market Price)	29.94	7.37
The fund's performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com).
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. Past performance cannot guarantee future results. Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times.
PREMIUM/DISCOUNT INFORMATION
The frequency at which the daily market prices were at a discount or premium to the fund’s net asset value is available on the fund’s website (troweprice.com).
EXPENSE RATIO
U.S. Equity Research ETF	0.34%
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

FUND EXPENSE EXAMPLE
As a shareholder, you may incur two types of costs: (1) transaction costs, such as brokerage commissions on purchases and sales, and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as brokerage commissions paid on purchases and sales of shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

U.S. Equity Research ETF
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23 to 12/31/23
Actual	$1,000.00	$1,092.00	$1.79
Hypothetical (assumes 5% return before expenses)	1,000.00	1,023.49	1.73

*	Expenses are equal to the fund’s annualized expense ratio for the 6-month period (0.34%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), and divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	Year Ended		6/8/21 (1) Through
	12/31/23	12/31/22	12/31/21
NET ASSET VALUE
Beginning of period	$ 22.72	$ 28.25	$ 25.00
Investment activities
Net investment income(2) (3)	0.31	0.26	0.14
Net realized and unrealized gain/loss	6.45	(5.53)	3.23
Total from investment activities	6.76	(5.27)	3.37
Distributions
Net investment income	(0.12)	(0.23)	(0.12)
Net realized gain	-	(0.03)	-
Total distributions	(0.12)	(0.26)	(0.12)
NET ASSET VALUE
End of period	$ 29.36	$ 22.72	$ 28.25
Ratios/Supplemental Data
Total return, based on NAV(3) (4)	29.77%	(18.64)%	13.51%
Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.34%	0.34%	0.34% (5)
Net expenses after waivers/payments by Price Associates	0.34%	0.34%	0.34% (5)
Net investment income	1.18%	1.05%	0.92% (5)
Portfolio turnover rate(6)	42.2%	39.9%	13.0%
Net assets, end of period (in thousands)	$ 95,116	$ 23,064	$ 23,165

(1)	Inception date
(2)	Per share amounts calculated using average shares outstanding method.
(3)	See Note 6 for details to expense-related arrangements with Price Associates.
(4)	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(5)	Annualized
(6)	Portfolio turnover excludes securities received or delivered through in-kind share transactions.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

December 31, 2023
PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)

COMMON STOCKS 99.5%
COMMUNICATION SERVICES 8.6%
Diversified Telecommunication Services 0.2%
AT&T	1,100	18
Verizon Communications	3,978	150
		168
Entertainment 1.0%
Netflix (1)	1,346	655
Walt Disney	3,089	279
		934
Interactive Media & Services 6.0%
Alphabet, Class A (1)	10,996	1,536
Alphabet, Class C (1)	15,730	2,217
Meta Platforms, Class A (1)	5,486	1,942
		5,695
Media 0.5%
Charter Communications, Class A (1)	196	76
Comcast, Class A	9,565	420
		496
Wireless Telecommunication Services 0.9%
T-Mobile US	5,230	839
		839
Total Communication Services		8,132
CONSUMER DISCRETIONARY 10.7%
Automobile Components 0.2%
Aptiv (1)	1,564	140

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Magna International (2)	129	8
		148
Automobiles 1.8%
Ford Motor	800	10
General Motors	2,500	90
Rivian Automotive, Class A (1)(2)	3,451	81
Tesla (1)	6,291	1,563
		1,744
Broadline Retail 3.5%
Amazon.com (1)	22,179	3,370
		3,370
Hotels Restaurants & Leisure 2.4%
Airbnb, Class A (1)	453	62
Booking Holdings (1)	92	326
Chipotle Mexican Grill (1)	128	293
Hilton Worldwide Holdings	1,269	231
Las Vegas Sands	3,213	158
Marriott International, Class A	394	89
McDonald's	1,954	579
Norwegian Cruise Line Holdings (1)(2)	2,512	50
Royal Caribbean Cruises (1)	1,370	178
Starbucks	2,024	194
Wynn Resorts	1,205	110
		2,270
Household Durables 0.2%
NVR (1)	32	224
		224
Specialty Retail 2.1%
AutoZone (1)	68	176
Bath & Body Works	1,106	48

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Burlington Stores (1)	503	98
Home Depot	2,564	888
Lowe's	723	161
O'Reilly Automotive (1)	173	164
Ross Stores	1,605	222
TJX	2,067	194
		1,951
Textiles, Apparel & Luxury Goods 0.5%
Lululemon Athletica (1)	198	101
NIKE, Class B	3,317	360
		461
Total Consumer Discretionary		10,168
CONSUMER STAPLES 6.0%
Beverages 1.7%
Coca-Cola	10,204	601
Constellation Brands, Class A	678	164
Keurig Dr Pepper	7,013	234
Monster Beverage (1)	2,534	146
PepsiCo	2,647	449
		1,594
Consumer Staples Distribution & Retail 1.7%
Costco Wholesale	1,057	698
Dollar General	689	94
Dollar Tree (1)	78	11
Sysco	1,290	94
Target	1,203	171
Walmart	3,832	604
		1,672
Food Products 0.5%
Darling Ingredients (1)	558	28

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Kraft Heinz	2,183	81
Mondelez International, Class A	4,561	330
Tyson Foods, Class A	635	34
		473
Household Products 1.2%
Clorox	44	6
Colgate-Palmolive	3,407	272
Procter & Gamble	5,870	860
		1,138
Personal Care Products 0.3%
elf Beauty (1)	565	82
Kenvue	8,235	177
		259
Tobacco 0.6%
Altria Group	1,504	61
Philip Morris International	5,706	537
		598
Total Consumer Staples		5,734
ENERGY 3.9%
Energy Equipment & Services 0.4%
Halliburton	3,867	140
Schlumberger	4,485	233
		373
Oil, Gas & Consumable Fuels 3.5%
Chesapeake Energy	100	8
Chevron	3,856	575
ConocoPhillips	4,586	532
Diamondback Energy	633	98
EOG Resources	1,975	239
EQT	1,238	48

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Exxon Mobil	10,041	1,004
Hess	852	123
Marathon Petroleum	1,858	276
Phillips 66	400	53
Pioneer Natural Resources	639	144
Suncor Energy	1,796	57
Valero Energy	625	81
Williams	3,782	132
		3,370
Total Energy		3,743
FINANCIALS 13.6%
Banks 3.3%
Bank of America	12,334	415
Citigroup	7,112	366
East West Bancorp	500	36
Fifth Third Bancorp	5,811	200
Huntington Bancshares	9,581	122
JPMorgan Chase	7,099	1,208
Regions Financial	697	13
Truist Financial	1,635	60
US Bancorp	739	32
Wells Fargo	12,039	593
Western Alliance Bancorp	685	45
		3,090
Capital Markets 2.7%
Ares Management	736	87
Bank of New York Mellon	2,643	138
BlackRock	100	81
Cboe Global Markets	605	108
Charles Schwab	6,699	461
CME Group	585	123
Goldman Sachs Group	842	325

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Intercontinental Exchange	1,976	254
KKR	900	75
LPL Financial Holdings	413	94
MarketAxess Holdings	40	12
Moody's	228	89
Morgan Stanley	3,007	280
MSCI	34	19
S&P Global	823	362
Tradeweb Markets, Class A	603	55
		2,563
Consumer Finance 0.5%
American Express	1,967	368
Capital One Financial	70	9
Discover Financial Services	1,083	122
Synchrony Financial	500	19
		518
Financial Services 4.9%
Apollo Global Management	1,200	112
Berkshire Hathaway, Class B (1)	3,263	1,164
Corebridge Financial	10,840	235
Equitable Holdings	4,025	134
Fiserv (1)	2,817	374
FleetCor Technologies (1)	846	239
Global Payments	2,637	335
Mastercard, Class A	2,001	853
Visa, Class A	4,492	1,170
		4,616
Insurance 2.2%
American International Group	6,282	426
Chubb	2,078	470
Hartford Financial Services Group	4,480	360

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Marsh & McLennan	1,306	247
MetLife	4,414	292
RenaissanceRe Holdings	984	193
Travelers	767	146
		2,134
Total Financials		12,921
HEALTH CARE 13.3%
Biotechnology 2.0%
AbbVie	4,112	637
Amgen	1,621	467
Biogen (1)	527	136
BioMarin Pharmaceutical (1)	100	10
Gilead Sciences	1,222	99
Moderna (1)	85	8
Regeneron Pharmaceuticals (1)	218	192
Vertex Pharmaceuticals (1)	930	378
		1,927
Health Care Equipment & Supplies 2.7%
Abbott Laboratories	2,546	280
Baxter International	3,341	129
Becton Dickinson	742	181
Boston Scientific (1)	2,584	149
Dentsply Sirona	1,012	36
Dexcom (1)	1,316	163
Edwards Lifesciences (1)	1,909	146
Hologic (1)	1,506	108
Intuitive Surgical (1)	1,286	434
Medtronic	2,860	236
Penumbra (1)	66	17
Stryker	1,232	369
Teleflex	450	112

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Zimmer Biomet Holdings	1,465	178
		2,538
Health Care Providers & Services 3.0%
Cardinal Health	200	20
Cencora	593	122
Centene (1)	400	30
Cigna	1,213	363
CVS Health	1,003	79
Elevance Health	892	421
HCA Healthcare	284	77
Humana	282	129
McKesson	603	279
Molina Healthcare (1)	105	38
Tenet Healthcare (1)	1,203	91
UnitedHealth Group	2,264	1,192
		2,841
Life Sciences Tools & Services 1.4%
Agilent Technologies	818	114
Avantor (1)	2,030	46
Bio-Techne	700	54
Charles River Laboratories International (1)	52	12
Danaher	1,509	349
ICON (1)	260	74
IQVIA Holdings (1)	72	17
Repligen (1)	120	22
Thermo Fisher Scientific	1,250	663
West Pharmaceutical Services	20	7
		1,358
Pharmaceuticals 4.2%
AstraZeneca, ADR	1,708	115
Bristol-Myers Squibb	2,450	126

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Catalent (1)	600	27
Eli Lilly	2,589	1,509
Johnson & Johnson	4,750	745
Merck	5,655	616
Novo Nordisk, ADR	1,219	126
Pfizer	5,331	153
Viatris	16,427	178
Zoetis	1,946	384
		3,979
Total Health Care		12,643
INDUSTRIALS & BUSINESS SERVICES 7.7%
Aerospace & Defense 1.8%
Boeing (1)	2,608	680
General Dynamics	419	109
Howmet Aerospace	2,241	121
Huntington Ingalls Industries	122	32
L3Harris Technologies	740	156
Lockheed Martin	135	61
Northrop Grumman	304	142
RTX	2,513	211
TransDigm Group	171	173
		1,685
Air Freight & Logistics 0.2%
FedEx	671	170
		170
Building Products 0.3%
Carrier Global	3,286	189
Johnson Controls International	1,290	75
Trane Technologies	108	26
		290

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Commercial Services & Supplies 0.6%
Cintas	133	80
Copart (1)	3,159	155
Republic Services	597	98
Veralto	496	41
Waste Connections	1,292	193
		567
Construction & Engineering 0.0%
WillScot Mobile Mini Holdings (1)	547	24
		24
Electrical Equipment 0.1%
AMETEX	233	38
Emerson Electric	475	46
Rockwell Automation	70	22
		106
Ground Transportation 1.5%
Canadian National Railway	1,233	155
Canadian Pacific Kansas City (2)	763	60
CSX	7,096	246
JB Hunt Transport Services	402	80
Norfolk Southern	789	187
Old Dominion Freight Line	695	282
Saia (1)	253	111
Uber Technologies (1)	5,100	314
		1,435
Industrial Conglomerates 1.5%
3M	665	73
General Electric	5,337	681
Honeywell International	1,992	418

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Roper Technologies	456	248
		1,420
Machinery 1.4%
Caterpillar	113	33
Cummins	1,313	314
Deere	427	171
Esab	100	9
IDEX	424	92
Ingersoll-Rand	2,575	199
Otis Worldwide	866	77
PACCAR	1,051	103
Stanley Black & Decker	3,137	308
		1,306
Passenger Airlines 0.1%
Alaska Air Group (1)	132	5
Southwest Airlines	2,263	66
United Airlines Holdings (1)	1,114	46
		117
Professional Services 0.2%
Broadridge Financial Solutions	635	131
Equifax	362	89
		220
Trading Companies & Distributors 0.0%
SiteOne Landscape Supply (1)	23	4
United Rentals	14	8
		12
Total Industrials & Business Services		7,352
INFORMATION TECHNOLOGY 28.9%
Communications Equipment 0.4%
Arista Networks (1)	631	149

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Cisco Systems	5,012	253
		402
Electronic Equipment, Instruments & Components 0.8%
Amphenol, Class A	2,838	281
TE Connectivity	1,325	186
Teledyne Technologies (1)	455	203
Trimble (1)	553	30
Zebra Technologies, Class A (1)	60	16
		716
IT Services 0.9%
Accenture, Class A	2,453	861
		861
Semiconductors & Semiconductor Equipment 8.2%
Advanced Micro Devices (1)	1,923	283
Analog Devices	246	49
Applied Materials	1,170	190
ASML Holding NV	374	283
Broadcom	1,228	1,371
Entegris	2,082	249
First Solar (1)	45	8
Intel	5,399	271
KLA	654	380
Lam Research	551	432
Lattice Semiconductor (1)	667	46
Marvell Technology	1,368	83
Monolithic Power Systems	117	74
NVIDIA	6,571	3,254
ON Semiconductor (1)	1,070	89
QUALCOMM	4,369	632
Texas Instruments	583	99
		7,793

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Software 11.5%
Adobe (1)	1,263	754
Autodesk (1)	150	37
Bill Holdings (1)	60	5
Cadence Design Systems (1)	821	224
Descartes Systems Group (1)	1,147	96
DocuSign (1)	5,191	309
Fair Isaac (1)	66	77
Fortinet (1)	2,546	149
Gen Digital	7,427	170
Intuit	887	554
Microsoft	18,200	6,844
Palo Alto Networks (1)	493	145
Salesforce.com (1)	3,859	1,015
Samsara, Class A (1)	903	30
ServiceNow (1)	84	59
Synopsys (1)	597	307
Workday (1)	80	22
Zoom Video Communications, Class A (1)	259	19
Zscaler (1)	578	128
		10,944
Technology Hardware, Storage & Peripherals 7.1%
Apple	33,776	6,503
Pure Storage, Class A (1)	4,031	144
Western Digital (1)	2,529	132
		6,779
Total Information Technology		27,495
MATERIALS 2.2%
Chemicals 1.2%
CF Industries Holdings	1,380	110
FMC	544	34

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Linde	1,757	722
Nutrien	631	35
RPM International	599	67
Sherwin-Williams	664	207
		1,175
Construction Materials 0.2%
Vulcan Materials	618	140
		140
Containers & Packaging 0.3%
Avery Dennison	586	119
Ball	1,959	113
Packaging of America	123	20
WestRock	1,814	75
		327
Metals & Mining 0.4%
Agnico Eagle Mines (2)	500	27
Franco-Nevada	200	22
Freeport-McMoRan	4,405	188
Newmont	567	23
Steel Dynamics	843	100
		360
Paper & Forest Products 0.1%
West Fraser Timber (2)	1,315	113
		113
Total Materials		2,115
REAL ESTATE 2.3%
Health Care REITs 0.2%
Welltower, REIT	1,899	171
		171

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
Industrial REITs 0.5%
Prologis, REIT	2,624	350
Rexford Industrial Realty, REIT	2,730	153
		503
Real Estate Management & Development 0.1%
CBRE Group, Class A (1)	603	56
CoStar Group (1)	719	63
		119
Residential REITs 0.4%
American Homes 4 Rent, Class A, REIT	1,309	47
AvalonBay Communities, REIT	617	116
Camden Property Trust, REIT	200	20
Equity LifeStyle Properties, REIT	130	9
Essex Property Trust, REIT	555	138
Sun Communities, REIT	48	6
		336
Retail REITs 0.1%
Kimco Realty, REIT	952	20
Simon Property Group, REIT	580	83
		103
Specialized REITs 1.0%
American Tower, REIT	1,627	351
Crown Castle, REIT	72	8
Equinix, REIT	287	231
Extra Space Storage, REIT	599	96
Public Storage, REIT	584	178
SBA Communications, REIT	42	11
Weyerhaeuser, REIT	774	27
		902
Total Real Estate		2,134

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
UTILITIES 2.3%
Electric Utilities 1.5%
Evergy	380	20
FirstEnergy	5,614	206
NextEra Energy	7,844	476
PG&E	20,182	364
PPL	3,406	92
Southern	4,160	292
Xcel Energy	404	25
		1,475
Multi-Utilities 0.8%
Ameren	1,923	139
CenterPoint Energy	1,200	34
CMS Energy	2,670	155
Dominion Energy	7,754	365
DTE Energy	323	36
NiSource	500	13
		742
Total Utilities		2,217
Total Common Stocks (Cost $85,743)		94,654
SHORT-TERM INVESTMENTS 0.4%
Money Market Funds 0.4%
State Street Institutional U.S. Government Money Market Fund, 5.32% (3)	394,669	394
Total Short-Term Investments (Cost $394)		394

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

	Shares	$ Value
(Cost and value in $000s)
SECURITIES LENDING COLLATERAL 0.2%
Investments in a Pooled Account through Securities Lending Program with State Street Bank 0.2%
Money Market Funds 0.2%
T. Rowe Price Government Reserve Fund, 5.42% (3)(4)	194,865	195
Total Investments in a Pooled Account through Securities Lending Program with State Street Bank		195
Total Securities Lending Collateral (Cost $195)		195
Total Investments in Securities 100.1% of Net Assets (Cost $86,332)		$95,243

‡	Shares are denominated in U.S. dollars unless otherwise noted.
(1)	Non-income producing.
(2)	All or a portion of this security is on loan at December 31, 2023. See Note 3.
(3)	Seven-day yield
(4)	Affiliated Companies
ADR	American Depositary Receipts
REIT	A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2023. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate	Net Realized Gain (Loss)	Changes in Net Unrealized Gain/Loss	Investment Income
T. Rowe Price Government Reserve Fund	$ —	$—	$—++
Totals	$—#	$—	$ —+

Supplementary Investment Schedule
Affiliate	Value 12/31/22	Purchase Cost	Sales Cost	Value 12/31/23
T. Rowe Price Government Reserve Fund	$ —	¤	¤	$ 195
	Total			$195^

++	Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 3.
#	Capital gain distributions from mutual funds represented $0 of the net realized gain (loss).
+	Investment income comprised $0 of dividend income and $0 of interest income.
¤	Purchase and sale information not shown for cash management funds.
^	The cost basis of investments in affiliated companies was $195.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

December 31, 2023
     STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $86,332)	$ 95,243
Receivable for shares sold	1,468
Dividends receivable	74
Receivable for investment securities sold	30
Total assets	96,815
Liabilities
Payable for investment securities purchased	1,479
Obligation to return securities lending collateral	195
Investment management and administrative fees payable	24
Due to custodian	1
Total liabilities	1,699
NET ASSETS	$ 95,116
Net assets consists of:
Total distributable earnings (loss)	$ 7,101
Paid-in capital applicable to 3,240,000 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares authorized	88,015
NET ASSETS	$95,116
NET ASSET VALUE PER SHARE	$ 29.36
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

     STATEMENT OF OPERATIONS

($000s)
Year Ended
12/31/23
Investment Income (Loss)
Income
Dividend (net of foreign taxes of $1)	$ 515
Securities lending	1
Total income	516
Investment management and administrative expense	116
Net investment income	400
Realized and Unrealized Gain / Loss
Net realized gain (loss)
Securities	(519)
In-kind redemptions	266
Net realized loss	(253)
Change in net unrealized gain / loss on securities	10,145
Net realized and unrealized gain / loss	9,892
INCREASE IN NET ASSETS FROM OPERATIONS	$10,292
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

     STATEMENT OF CHANGES IN NET ASSETS

($000s)
	Year Ended
	12/31/23	12/31/22
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 400	$ 233
Net realized loss	(253)	(1,373)
Change in net unrealized gain / loss	10,145	(3,527)
Increase (decrease) in net assets from operations	10,292	(4,667)
Distributions to shareholders
Net earnings	(379)	(266)
Capital share transactions*
Shares sold	63,393	5,170
Shares redeemed	(1,254)	(338)
Increase in net assets from capital share transactions	62,139	4,832
Net Assets
Increase (decrease) during period	72,052	(101)
Beginning of period	23,064	23,165
End of period	$95,116	$23,064
*Share information
Shares sold	2,275	210
Shares redeemed	(50)	(15)
Increase in shares outstanding	2,225	195
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

     NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Exchange-Traded Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Equity Research ETF (the fund) is a non-diversified, open-end management investment company established by the corporation. The fund seeks to provide long-term capital growth.
The fund is considered an actively-managed exchange-traded fund (ETF) that does not disclose its portfolio holdings daily, which is different from a traditional ETF and may create additional risks. In order to provide market participants with information on the fund’s investments, the fund publishes a “Proxy Portfolio” on its website daily. A Proxy Portfolio is a basket of securities that is designed to closely track the daily performance of the fund’s portfolio holdings. While the Proxy Portfolio includes some of the fund’s holdings, it is not the fund’s actual portfolio. The fund does disclose its full portfolio holdings on a quarterly basis, similar to mutual funds.
NOTE  1  –   SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions
Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

received. Proceeds from litigation payments, if any, are included in either net realized gain (loss) or change in net unrealized gain/loss from securities. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid annually. A capital gain distribution, if any, may also be declared and paid by the fund annually. Dividends and distributions cannot be automatically reinvested in additional shares of the fund.
Capital Transactions
The fund issues and redeems shares at its net asset value (NAV) only with Authorized Participants and only in large blocks of 5,000 shares (each, a “Creation Unit”). The fund’s NAV per share is computed at the close of the New York Stock Exchange (NYSE). However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash. When purchasing or redeeming Creation Units, Authorized Participants are also required to pay a fixed and/or variable purchase or redemption transaction fee as well as any applicable additional variable charge to defray the transaction cost to a fund.
Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (NYSE Arca) and because the shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). The fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the NYSE Arca is open.
New Accounting Guidance
In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, the fund opted to early adopt, as permitted, effective December 1, 2022. Adoption of the guidance did not have a material impact on the fund’s financial statements.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

Indemnification
In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE  2  –   VALUATION
Fair Value
The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s Board of Directors (the Board) has designated T. Rowe Price Associates, Inc. as the fund’s valuation designee (Valuation Designee). Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1  –  quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2  –  inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3  –  unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques
Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Designee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

Valuation Inputs
On December 31, 2023, all of the fund’s financial instruments were classified as Level 1, based on the inputs used to determine their fair values.
NOTE  3  –   OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.
Securities Lending
The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2023, the value of loaned securities was $189,000; the value of cash collateral and related investments was $195,000.
Other
Purchases and sales of portfolio securities excluding in-kind transactions and short-term securities aggregated $14,988,000 and $14,956,000, respectively, for the year ended December 31, 2023. Portfolio securities received and delivered through in-kind transactions aggregated $62,772,000 and $1,242,000, respectively, for the year ended December 31, 2023.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

NOTE  4  –   FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.
The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.
Capital accounts within the financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments, if any, have no impact on results of operations or net assets. The permanent book/tax adjustments relate primarily to redemptions in kind.
The tax character of distributions paid for the periods presented was as follows:
($000s)
	December 31,	December 31,
	2023	2022
Ordinary income (including short-term capital gains, if any)	$379	$266
At December 31, 2023, the tax-basis cost of investments, (including derivatives, if any) and gross unrealized appreciation and depreciation were as follows:
($000s)
Cost of investments	$86,444
Unrealized appreciation	$ 8,980
Unrealized depreciation	(181)
Net unrealized appreciation (depreciation)	$ 8,799
At December 31, 2023, the tax-basis components of accumulated net earnings (loss) were as follows:

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

($000s)
Undistributed ordinary income	$ 22
Net unrealized appreciation (depreciation)	8,799
Loss carryforwards and deferrals	(1,720)
Total distributable earnings (loss)	$ 7,101
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales. The loss carryforwards and deferrals primarily relate to capital loss carryforwards. Capital loss carryforwards are available indefinitely to offset future realized capital gains.
NOTE  5  –   FOREIGN TAXES
The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.
NOTE  6  –   RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.34% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

services and ordinary, recurring operating expenses but does not cover interest and borrowing expenses; taxes; brokerage commissions and other transaction costs; fund proxy expenses; and nonrecurring and extraordinary expenses.
T. Rowe Price Investment Services, Inc. (Investment Services) serves as distributor to the fund. Pursuant to an underwriting agreement, no compensation for any distribution services provided is paid to Investment Services by the fund.
Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund (the Price Reserve Fund), a money market fund offered as a short-term investment option to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and is not available for direct purchase by members of the public. The Price Reserve Fund does not pay investment management fees.
As of December 31, 2023, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 600,000 shares of the fund, representing 19% of the fund’s net assets.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2023, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2023, this reimbursement amounted to less than $1,000.
NOTE  7  –   BORROWING
At December 31, 2023, the fund had outstanding borrowings from State Street Bank of $1,000 at an annual rate of 0.00%.
NOTE  8  –   OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war and conflict, terrorism, geopolitical events, and public health epidemics and similar public health threats may significantly affect the economy and the markets and issuers in which the fund

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.
The global outbreak of COVID-19 and related governmental and public responses have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market either in specific countries or worldwide.
In February 2022, Russian forces entered Ukraine and commenced an armed conflict, leading to economic sanctions imposed on Russia that target certain of its citizens and issuers and sectors of the Russian economy, creating impacts on Russian-related stocks and debt and greater volatility in global markets.
In March 2023, the banking industry experienced heightened volatility, which sparked concerns of potential broader adverse market conditions.  The extent of impact of these events on the US and global markets is highly uncertain.
These are recent examples of global events which may have a negative impact on the values of certain portfolio holdings or the fund’s overall performance. Management is actively monitoring the risks and financial impacts arising from these events.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of T. Rowe Price Exchange-Traded Funds, Inc. and Shareholders of T. Rowe Price U.S. Equity Research ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price U.S. Equity Research ETF (one of the funds constituting T. Rowe Price Exchange-Traded Funds, Inc., referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the years ended December 31, 2023 and 2022, and for the period June 8, 2021 (inception) through December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the years ended December 31, 2023 and 2022, and for the period June 8, 2021 (inception) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(CONTINUED)
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/  PricewaterhouseCoopers LLP
Baltimore, Maryland
February 16, 2024
We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/23
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The fund’s distributions to shareholders included:
For taxable non-corporate shareholders, $473,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.
For corporate shareholders,  $449,000 of the fund’s income qualifies for the dividends-received deduction.
INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each  fund’s Statement of Additional Information. You may request this document by calling 1-800-638-5660 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.”  Click on the Proxy Voting Policies link in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and  through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT is available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.
TAILORED SHAREHOLDER REPORTS FOR MUTUAL FUNDS AND EXCHANGE TRADED FUNDS
In October 2022, the Securities and Exchange Commission (SEC) adopted rule and form amendments requiring Mutual Funds and Exchange-Traded Funds to transmit concise and visually engaging streamlined annual and semiannual reports that highlight key information to shareholders. Other information, including financial statements, will no longer appear in

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

the funds’ shareholder reports but will be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

Liquidity Risk Management Program
In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment adviser, T. Rowe Price Associates, Inc. (Adviser), as the administrator of the Liquidity Program. As administrator, the Adviser is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. The Adviser has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within the Adviser.
The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.
As required by the Liquidity Rule, at a meeting held on July 24, 2023, the Board was presented with an annual assessment that was prepared by the LRC on behalf of the Adviser and addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.
For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1, 2022, through March 31, 2023. The report described the methodology for classifying a fund’s investments (including any derivative transactions) into one of four liquidity

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.
During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

ABOUT THE FUND’S DIRECTORS AND OFFICERS
Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. The directors who are also employees or officers of T. Rowe Price are considered to be “interested” directors as defined in Section 2(a)(19) of the 1940 Act because of their relationships with T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.
INDEPENDENT DIRECTORS(a)
Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Teresa Bryce Bazemore (1959) 2020 [209]	President and Chief Executive Officer, Federal Home Loan
Bank of San Francisco (2021 to present); Chief Executive Officer,
Bazemore Consulting LLC (2018 to 2021); Director, Chimera
Investment Corporation (2017 to 2021); Director, First Industrial
Realty Trust (2020 to present); Director, Federal Home Loan Bank of
Pittsburgh (2017 to 2019)
Melody Bianchetto (1966) 2023 [209]	Vice President for Finance, University of Virginia (2015 to 2023)
Bruce W. Duncan (1951) 2020 [209]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to
2021); Chair of the Board (2016 to 2020) and President (2009 to 2016),
First Industrial Realty Trust, owner and operator of industrial properties;
Member, Investment Company Institute Board of Governors (2017 to
2019); Member, Independent Directors Council Governing Board (2017
to 2019); Senior Advisor, KKR (2018 to 2022); Director, Boston
Properties (2016 to present); Director, Marriott International, Inc. (2016 to
2020)
Robert J. Gerrard, Jr. (1952) 2020 [209]	Chair of the Board, all funds (July 2018 to present)

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

INDEPENDENT DIRECTORS(a) (continued)
Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Paul F. McBride (1956) 2020 [209]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)
Mark J. Parrell (1966) 2023 [209]	Board of Trustees Member and Chief Executive Officer (2019 to
present), President (2018 to present), Executive Vice President and
Chief Financial Officer (2007 to 2018), and Senior Vice President and
Treasurer (2005 to 2007), EQR; Member, Nareit Dividends Through
Diversity, Equity & Inclusion CEO Council and Chair, Nareit 2021 Audit
and Investment Committee (2021); Advisory Board, Ross Business
School at University of Michigan (2015 to 2016); Member, National
Multifamily Housing Council and served as Chair of the Finance
Committee (2015 to 2016); Member, Economic Club of Chicago;
Director, Brookdale Senior Living, Inc. (2015 to 2017); Director, Aviv
REIT, Inc. (2013 to 2015); Director, Real Estate Roundtable and the
2022 Executive Board Nareit; Board of Directors and Chair of the
Finance Committee, Greater Chicago Food Depository
Kellye L. Walker (1966) 2021 [209]	Executive Vice President and Chief Legal Officer, Eastman Chemical
Company (April 2020 to present); Executive Vice President and Chief
Legal Officer, Huntington Ingalls Industries, Inc. (January 2015 to March
2020); Director, Lincoln Electric Company (October 2020 to present)
  (a)All information about the independent directors was current as of December 31, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

INTERESTED DIRECTORS(a)
Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
David Oestreicher (1967) 2020 [209]	Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services,
Inc., and T. Rowe Price Services, Inc.; Director and Secretary,
T. Rowe Price Investment Management, Inc. (Price Investment
Management); Vice President and Secretary, T. Rowe Price
International (Price International); Vice President, T. Rowe Price Hong
Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T.
Rowe Price Singapore (Price Singapore); General Counsel, Vice
President, and Secretary, T. Rowe Price Group, Inc.; Chair of the
Board, Chief Executive Officer, President, and Secretary, T. Rowe
Price Trust Company; Principal Executive Officer and Executive Vice
President, all funds
Eric L. Veiel, CFA (1972) 2022 [209]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Vice President, Global Funds
  (a)All information about the interested directors was current as of December 31, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
OFFICERS
Name (Year of Birth) Position Held With Exchange-Traded Funds, Inc.	Principal Occupation(s)
Christopher P. Brown (1977) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Armando (Dino) Capasso (1974) Chief Compliance Officer and Vice President	Chief Compliance Officer and Vice President, T. Rowe Price and Price Investment Management; Vice President, T. Rowe Price Group, Inc.; formerly, Chief Compliance Officer, PGIM Investments LLC and AST Investment Services, Inc. (ASTIS) (to 2022); Chief Compliance Officer, PGIM Retail Funds complex and Prudential Insurance Funds (to 2022); Vice President and Deputy Chief Compliance Officer, PGIM Investments LLC and ASTIS (to 2019)
Timothy Coyne (1967) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vincent Michael DeAugustino (1983) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

OFFICERS (continued)
Name (Year of Birth) Position Held With Exchange-Traded Funds, Inc.	Principal Occupation(s)
Anna Alexandra Dreyer, Ph.D., CFA (1981) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, Price Investment Management, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Cheryl Emory (1963) Assistant Secretary	Assistant Vice President and Assistant Secretary, T. Rowe Price; Assistant Secretary, T. Rowe Price Group, Inc., Price Investment Management, Price International, Price Hong Kong, Price Singapore, T. Rowe Price Investment Services,
Inc., T. Rowe Price Retirement Plan Services, Inc., and T.
Rowe Price Trust Company
Joseph B. Fath, CPA (1971) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
David Giroux (1975) Executive Vice President	Vice President, Price Investment Management, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Paul Greene II (1978) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Cheryl Hampton, CPA (1969) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; formerly, Tax Director, Invesco Ltd. (to 2021); Vice President, Oppenheimer Funds, Inc. (to 2019)
Ann M. Holcomb, CFA (1972) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Thomas J. Huber, CFA (1966) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Stephon Jackson, CFA (1962) Co-president	Director and President, Price Investment Management; Vice President, T. Rowe Price Group, Inc.
Benjamin Kersse, CPA (1989) Vice President	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Robert M. Larkins, CFA (1973) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
John D. Linehan, CFA (1965) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

OFFICERS (continued)
Name (Year of Birth) Position Held With Exchange-Traded Funds, Inc.	Principal Occupation(s)
Jodi Love (1977) Executive Vice President	Vice President, Price Investment Management and T. Rowe Price Group, Inc.; formerly, Managing Director, Jennison Associates LLC (to 2019)
Paul M. Massaro, CFA (1975) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Robert P. McDavid (1972) Vice President	Vice President, T. Rowe Price, T. Rowe Price Investment Management, T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company
Colin McQueen (1967) Executive Vice President	Vice President, Price Investment Management and T. Rowe Price Group, Inc.; formerly, Senior Investment Manager, Global Equities, Sanlam FOUR Investments UK Limited (to 2019)
Joshua Nelson (1977) Co-president	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company
Jason Nogueira, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Alexander S. Obaza (1981) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Donald J. Peters (1959) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company
Jason Benjamin Polun, CFA (1974) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Sebastian Schrott (1977) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International
Richard Sennett, CPA (1970) Assistant Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Gabriel Solomon (1977) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Peter Stournaras (1973) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Managing Director and Chief Portfolio Strategist, JP Morgan Private Bank (to 2020)

T. ROWE PRICE U.S. EQUITY RESEARCH ETF

OFFICERS (continued)
Name (Year of Birth) Position Held With Exchange-Traded Funds, Inc.	Principal Occupation(s)
Taymour R. Tamaddon, CFA (1976) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Ellen York (1988) Vice President	Vice President, Price Investment Management and T. Rowe Price
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least 5 years.

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100 East Pratt Street
Baltimore, MD 21202
Call 1-800-638-5660 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
202402-3281544
T. Rowe Price Investment Services, Inc.
ETF967-050 02/24

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Paul F. McBride qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. McBride is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2023	2022
Audit Fees	$22,757	$25,028
Audit-Related Fees	-	-
Tax Fees	-	4,448
All Other Fees	-	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

 (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,524,000 and $2,037,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)

A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Exchange-Traded Funds, Inc.
By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 16, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 16, 2024

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 16, 2024